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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 25, 1998


           CWMBS, INC., (as depositor under the Pooling and Servicing
             Agreement, dated as of September 1, 1998, providing for
                        the issuance of the CWMBS, INC.,
       Residential Asset Securities Trust 1998-A12, Mortgage Pass-Through
                          Certificates, Series 1998-L).

                                   CWMBS, INC.
                                ________________
             (Exact name of registrant as specified in its charter)

      Delaware                    333-53861                     95-4596514
 ------------------------         ---------                   ---------------
(State or Other Jurisdiction     (Commission                 (I.R.S. Employer
   of Incorporation)             File Number)               Identification No.)


 4500 Park Granada
Calabasas, California                                             91302
---------------------                                            -------
(Address of Principal                                           (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000

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

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1   Legality Opinion of Brown & Wood LLP.

         8.1   Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

         23.1  Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWMBS, INC.



                                                 By: /s/ Celia Coulter
                                                     ---------------------
                                                     Celia Coulter
                                                     Vice President


Dated:  September 25, 1998

                                  Exhibit Index

Exhibit                                                                Page
-------                                                                ----

5.1      Legality Opinion of Brown & Wood LLP                            5

8.1      Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)       5

23.1     Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)  5

                                                          Exhibits 5.1 and 8.1
                                                          --------------------

                                                           September 25, 1998

CWMBS, Inc.
4500 Park Granada
Calabasas, California  91302


         Re:      CWMBS, Inc.
                  Residential Asset Securitization Trust 1998-A12
                  Mortgage Pass-Through Certificates, Series 1998-L
                  -------------------------------------------------

Ladies and Gentlemen:

         We  have  acted  as  special  counsel  for  CWMBS,   Inc.,  a  Delaware
corporation (the "Company"), in connection with the issuance of the Mortgage Pass-Through Certificates of the above-referenced Series (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of September 1, 1998 (the "Pooling and Servicing Agreement"), among the Company, as depositor, IndyMac, Inc., as seller and master servicer (the "Seller and Master Servicer"), and The Bank of New York, as trustee (the "Trustee").

         The Certificates will represent the entire beneficial ownership interest Residential Asset Securitization Trust 1998-A12 (the "Trust Fund"). The assets of the Trust Fund will consist primarily of a pool of conventional fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

         We have examined such documents and records and made such investigations of such matters of law as we have deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.

         Based upon the foregoing, we are of the opinion that:

1. The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company and the Seller and Master Servicer and constitutes a valid, legal and binding agreement of the Company and the Seller and Master Servicer, enforceable against the Company and the Seller and Master Servicer in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

2. Assuming that the Certificates have been duly executed and countersigned by the Trustee in the manner contemplated in the Pooling and Servicing Agreement, when delivered and paid for, the Certificates will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

3. The Master REMIC and the Subsidiary REMIC as described in the Pooling and Servicing Agreement and the Prospectus Supplement will each qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of
     Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming: (i) an election is made to treat the assets of the Master REMIC as a REMIC and an election is made to treat the assets of the Subisidary REMIC as a REMIC, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.

     The opinion set forth in paragraph 3 is based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. Such opinion is limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the Pooling and Servicing Agreement or the effect of such transactions on IndyMac, Inc. or any of its shareholders.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America, the corporate laws of the State of Delaware and the laws of the State of New York.

         We hereby consent to the filing of this opinion as an exhibit to the Company's Report on Form 8-K dated the date hereof.


                                                Very truly yours,

                                                /s/ BROWN & WOOD LLP
                                                --------------------
                                                    BROWN & WOOD LLP

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599



                                                  September 25, 1998
BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


                  Re:      CWMBS, Inc.
                           Residential Asset Securitization Trust 1998-A12 Mortgage Pass-Through Certificates, Series 1998-L
                           -------------------------------------------------

Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K in connection with the above-referenced transaction.

                                          Very truly yours,

                                          /s/ Bruce S. Kaiserman
                                              ------------------
                                          Bruce S. Kaiserman

Enclosure